EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

 PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Turbine Truck Engines, Inc., (the "Company") on Form 10-Q for the three and nine months ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Enzo Cirillo, Interim Chief Executive Officer, Chairman of the Board and Principal Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 30, 2015	By:	/s/ Enzo Cirillo
Enzo Cirillo
Interim Chief Executive Officer, Chairman of the Board and Principal Executive Officer